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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 August 13, 2002




                            AMB FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



     Delaware                           0-23182                  35-1905382
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(State or other jurisdiction     (Commission File No.)         (IRS Employer
of incorporation)                                            Identification No.)



 8230 Hohman Avenue, Munster, Indiana                                46321
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code: (219) 836-5870
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                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

                  On August 13, 2002, AMB Financial Corp. ("AMB") issued the attached press release announcing the completion of stock repurchase program and intention to initiate stock repurchase program.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Exhibits

                  99.      Press release dated August 13, 2002.

































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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       AMB FINANCIAL CORPORATION

Date: August 13, 2002                  By:/s/ Clement B. Knapp
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                                          Clement B. Knapp, Jr.
                                          President and Chief Executive Officer





Date: August 13, 2002                  By:/s/ Daniel T. Poludniak
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                                          Daniel T. Poludniak, Vice President,
                                          Treasurer and Chief Financial Officer


























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